Exhibit 10.10

[GRAPHIC APPEARS HERE]

Tessera Technologies, Inc. 3099 Orchard Drive San Jose, CA 95134 Phone: (408) 894-0700 Fax: (408) 894-0768

February 18, 2003

Department Manager,

Business Development Department

Semiconductor & Integrated Circuits

Hitachi, Ltd.

Nippon Building, 6-2, Otemachi 2-chomeChiyoda-ku,

Tokyo, 100-0004 Japan

VIA FEDERAL EXPRESS

Re:	Letter Amendment, dated September 23, 2002, to TCC Master License Agreement, dated July 7, 1994, between Hitachi, Ltd., and Tessera, Inc. (the “TCC License”)

Dear Mr. Sugiura:

The purpose of this letter is to amend the Letter Amendment to expand its scope to include F-µBGA Packages other than “Fine Pitch F-µBGA Packages.”

Specifically, in the section entitled “Definitions”, the phrase “Fine Pitch F-µBGA Package” is deleted both times it appears and replaced by the phrase “Fine Pitch and High Performance F-µBGA Packages.”

Further, the parties agree that the effective date of this letter will be retroactive, to the date of the Letter Amendment, September 23, 2002.

If the terms of this Side Letter are acceptable, please sign below and return one enclosed copy to us, retaining the second copy for your files.

TESSERA, INC.		HITACHI, LTD.

By:	[ILLEGIBLE]	By:	[ILLEGIBLE]
Its:	CEO	Its:	DEPT MGR BUSINESS DEVELOPMENT . SIC.
Date:	2/18/2003	Date:	2/21/2003